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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Earl L Yager, as Chief Executive Officer of CHAD Therapeutics, Inc. (the "Company"), and Tracy A. Kern, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, that

      (1) the Company's Quarterly Report of Form 10-Q for the quarterly period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2004                   /s/ Earl L Yager
                                           ------------------------------
                                           Earl L. Yager
                                           Chief Executive Officer
                                           Of
                                           CHAD Therapeutics, Inc.

Dated: November 15, 2004                   /s/ Tracy A. Kern
                                           ------------------------------
                                           Tracy A. Kern
                                           Chief Financial Officer
                                           Of
                                           CHAD Therapeutics, Inc.